[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                         MFS(R) GLOBAL
                         GOVERNMENTS SERIES

                         (FORMERLY MFS(R) WORLD GOVERNMENTS SERIES)

MFS(R) GLOBAL GOVERNMENT SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
James T. Swanson*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the six months ended June 30, 1999, the Series provided a total return of -2.89% (including the reinvestment of any distributions), which compares to a return of -7.19% for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Over the past six months, we attribute the portfolio's strong performance to its conservative positions on interest-rate risk and credit risk.

Second, we held more of our assets in cash during the period. We wanted to ensure that if interest rates rose and bond prices fell, we would have adequate cash with which to buy cheap issues. Because short-term positions reduce volatility, we shortened the average duration of our U.S. Treasury holdings to approximately 5.4 years versus approximately 5.7 years for the last half of 1998, while maintaining the proportion of the portfolio invested in these securities.

Investments outside the United States were modest in scope and conservative in nature; we chose shorter durations and held most foreign bonds in U.S. dollars. We believe this strategy reduced the Series' risk since foreign currencies were volatile and the U.S. dollar was strong and stable during the period. Generally, European government bonds compared unfavorably to the better performing U.S. bonds. However, the United Kingdom, which is on the fence about joining European monetary union (EMU), did offer some relatively attractive values. Other countries outside EMU -- including Sweden, Denmark, and Greece -- also provided opportunities. New Zealand and Australian bonds, to a lesser degree, contributed to the portfolio's performance. Investing in these two dollar-bloc countries was an additional safeguard against currency risks.

In the emerging market countries, our investments were even more limited. In fact, less than 5% of the portfolio was invested in these markets which can be volatile. We focused mostly on Mexico. Mexico's proximity to a prosperous United States convinced us that a small investment in its governments' securities would contribute positively to the portfolio.

Looking forward, once the dislocations of EMU are resolved, we think we should see a healthier corporate bond market in Europe. We will be watching for a favorable entry point. Enterprises that thrive with the new cross-border competition will be seeking money with which to finance market expansion and restructuring. We believe they are likely to present some good buying opportunities.

Overall, especially in the United States, we believe long-term interest rates are likely to fall due to a gradual economic slowing and lowered inflation concerns.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Strategic Income Fund, MFS(R) Global Governments Fund, MFS(R) Global Governments Series (part of MFS(R) Variable Insurance Trust(SM)), the Strategic Income Series offered through MFS(R)/Sun Life annuity products, and two closed-end funds, MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

Mr. Swanson joined MFS in 1985 as Vice President and was named Senior Vice President in 1989. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. Mr. Swanson is a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: June 14, 1994

Size: $44.8 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                   6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return              -2.89%           +2.58%          +14.73%          +24.27%          +24.27%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return            --             +2.58%          + 2.76%          + 4.40%          + 4.40%
-----------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, June 14, 1994, through June 30, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Bonds - 91.2%
----------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)         VALUE
----------------------------------------------------------------------------------------------
U.S. Bonds - 59.7%
  Automotive - 0.9%
    Ford Motor Credit Company, 6.375s, 2008                             $    425   $   405,777
----------------------------------------------------------------------------------------------
  Broadcasting - 1.6%
    Time Warner Entertainment Co. LP, 8.375s, 2033                      $    675   $   733,941
----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.6%
    General Motors Corporation, 6.75s, 2028                             $    836   $   763,661
    Tommy Hilfiger, 6.85s, 2008                                              436       409,456
                                                                                   -----------
                                                                                   $ 1,173,117
----------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Hearst Argyle Television, Inc., 7.5s, 2027                          $    418   $   392,958
----------------------------------------------------------------------------------------------
  Government National Mortgage Association - 7.1%
    GNMA, 6.5s, 2027 - 2028                                             $  3,317   $ 3,189,069
----------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Worldcom, Inc., 6.95s, 2028                                         $    229   $   217,080
----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 46.1%
    U.S. Treasury Bonds, 5.25s, 2029                                    $  4,000   $ 3,593,760
    U.S. Treasury Bonds, 9.875s, 2015                                        440       600,464
    U.S. Treasury Notes, 5.5s, 2003                                        5,459     5,424,181
    U.S. Treasury Notes, 6.5s, 2005                                        4,850     4,998,507
    U.S. Treasury Notes, 6.625s, 2002                                      4,900     5,030,144
    U.S. Treasury Notes, 8.5s, 2000                                        1,000     1,020,470
                                                                                   -----------
                                                                                   $20,667,526
----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                   $26,779,468
----------------------------------------------------------------------------------------------
Foreign Bonds - 31.5%
  Australia - 0.7%
    Commonwealth of Australia, 6.75s, 2006                           AUD     450   $   307,470
----------------------------------------------------------------------------------------------
  Denmark - 2.8%
    Danish Nykredit, 6s, 2029                                        DKK   4,784   $   632,652
    Kingdom of Denmark, 7s, 2007                                           3,912       624,383
                                                                                   -----------
                                                                                   $ 1,257,035
----------------------------------------------------------------------------------------------
  Germany - 2.6%
    Germany Federal Republic, 6s, 2007                               EUR     595   $   673,427
    Treuhandanstalt, 6.625s, 2003                                            428       486,041
                                                                                   -----------
                                                                                   $ 1,159,468
----------------------------------------------------------------------------------------------
  Greece - 1.9%
    Hellenic Republic, 5.75s, 2008                                   EUR     357   $   387,938
    Hellenic Republic, 8.01s, 2003                                   GRD 143,000       487,433
                                                                                   -----------
                                                                                   $   875,371
----------------------------------------------------------------------------------------------
  Italy - 3.6%
    Republic of Italy, 5s, 2008                                      EUR   1,562   $ 1,639,741
----------------------------------------------------------------------------------------------
  Mexico - 2.0%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)##                            $     50   $    47,250
    United Mexican States, 9.875s, 2007                                      840       847,392
                                                                                   -----------
                                                                                   $   894,642
----------------------------------------------------------------------------------------------
  New Zealand - 4.5%
    Government of New Zealand, 8s, 2004                              NZD   3,572   $ 2,023,186
----------------------------------------------------------------------------------------------
  Norway - 0.7%
    Union Bank of Norway, 7.35s, 2049(Banks and Credit
      Companies)##                                                      $    300   $   297,851
----------------------------------------------------------------------------------------------
  Spain - 2.8%
    Government of Spain, 6s, 2008                                    ESP   1,122   $ 1,262,220
----------------------------------------------------------------------------------------------
  Sweden - 3.9%
    Kingdom of Sweden, 6s, 2005                                      SEK   7,000   $   877,558
    Kingdom of Sweden, 9s, 2009                                            5,700       872,401
                                                                                   -----------
                                                                                   $ 1,749,959
----------------------------------------------------------------------------------------------
  United Kingdom - 6.0%
    United Kingdom Treasury, 6.75s, 2004                             GBP     924   $ 1,547,237
    United Kingdom Treasury, 7s, 2002                                        687     1,129,810
                                                                                   -----------
                                                                                   $ 2,677,047
----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                $14,143,990
----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $42,570,691)                                         $40,923,458
----------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
----------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)
----------------------------------------------------------------------------------------------
    Euro Dollars/July/1.0515                                         EUR   2,303   $    46,685
    Japanese Government Bonds/August/135.31                          JPY 190,000         1,163
    Japanese Yen/July/118.5                                              265,174         5,038
----------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $59,764)                              $    52,886
----------------------------------------------------------------------------------------------

Put Options Purchased - 0.1%
----------------------------------------------------------------------------------------------
    Euro Dollars/July/1.0325                                         EUR   3,100   $     5,012
    Euro Dollars/August/1.025                                              2,043         9,834
    Japanese Yen/July/121.7                                          JPY 454,189        19,076
    Japanese Yen/September/125                                           277,691        14,162
    Japanese Yen/Euro Dollars/July/125                                   279,048        11,720
----------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $98,119)                               $    59,804
----------------------------------------------------------------------------------------------

Short-Term Obligations - 7.4%
----------------------------------------------------------------------------------------------
    Federal Home Loan Bank., due 7/01/99, at Amortized Cost             $  3,300   $ 3,300,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $46,028,574)                                   $44,336,148
----------------------------------------------------------------------------------------------

Call Options Written - (0.2)%
----------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER                                                             (000 OMITTED)         VALUE
----------------------------------------------------------------------------------------------
    Australian Dollars/April/0.625                                AUD      2,454   $   (16,932)
    Euro Dollars/July/1.0515                                      EUR      2,303       (46,683)
    Japanese Yen/July/112.75                                      JPY    420,787          --
    Japanese Yen/August/117                                              233,254        (7,698)
    Japanese Yen/September/118                                           262,140       (31,719)
----------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Paid, $(130,775))                             $  (103,032)
----------------------------------------------------------------------------------------------
Put Options Written - (0.2)%
----------------------------------------------------------------------------------------------
    Japanese Government Bonds/August/135.31 (Premiums
      Paid, $(24,607))                                            JPY    190,000   $   (96,351)
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.6%                                                  705,486
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $44,842,251
----------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used througout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars           GBP = British Pounds
CAD = Canadian Dollars             GRD = Greek Drachma
CHF = Swiss Francs                 HKD = Hong Kong Dollars
DKK = Danish Krone                 JPY = Japanese Yen
ESP = Spanish Peso                 NZD = New Zealand Dollars
EUR = Euro Dollars                 SEK = Swedish Krona

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------
JUNE 30, 1999
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $46,028,574)                          $44,336,148
  Cash                                                                               67,889
  Net receivable for forward foreign currency exchange contracts to sell             73,310
  Receivable for Series shares sold                                                  48,769
  Receivable for investments sold                                                     3,762
  Interest receivable                                                               650,336
  Other assets                                                                        7,030
                                                                                -----------
      Total assets                                                              $45,187,244
                                                                                -----------
Liabilities:
  Payable for Series shares reacquired                                          $    76,629
  Payable for investments purchased                                                   6,004
  Net payable for forward foreign currency exchange contracts to purchase            13,295
  Net payable for forward foreign currency exchange contracts subject to
    master netting agreements                                                        48,458
  Written options outstanding, at value (premiums received, $155,382)               199,383
  Payable to affiliates -
    Management fee                                                                      913
    Administrative fee                                                                   21
  Accrued expenses and other liabilities                                                290
                                                                                -----------
      Total liabilities                                                         $   344,993
                                                                                -----------
Net assets                                                                      $44,842,251
                                                                                ===========
Net assets consist of:
  Paid-in capital                                                               $45,680,434
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                            (1,731,677)
  Accumulated net realized gain on investments and foreign currency
    transactions                                                                    233,405
  Accumulated undistributed net investment income                                   660,089
                                                                                -----------
      Total                                                                     $44,842,251
                                                                                ===========
Shares of beneficial interest outstanding                                        4,489,361
                                                                                 =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)                        $9.99
                                                                                  =====

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                               $ 1,349,888
                                                                                -----------
  Expenses -
    Management fee                                                              $   169,361
    Administrative fee                                                                3,390
    Trustees' compensation                                                            2,246
    Shareholder servicing agent fee                                                   7,909
    Custodian fee                                                                    13,386
    Printing                                                                         15,033
    Auditing fees                                                                    16,879
    Amortization of organization expenses                                               662
    Legal fees                                                                        2,543
    Miscellaneous                                                                       624
                                                                                -----------
      Total expenses                                                            $   232,033
    Fees paid indirectly                                                             (2,374)
    Reduction of expenses by investment adviser                                      (3,844)
                                                                                -----------
      Net expenses                                                              $   225,815
                                                                                -----------
        Net investment income                                                   $ 1,124,073
                                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                     $  (452,972)
    Written option transactions                                                     354,656
    Foreign currency transactions                                                   470,104
                                                                                -----------
      Net realized gain on investments and foreign currency transactions        $   371,788
                                                                                -----------

  Change in unrealized depreciation -
    Investments                                                                 $(2,662,337)
    Written options                                                                 (79,184)
    Translation of assets and liabilities in foreign currencies                     (89,393)
                                                                                -----------
      Net unrealized loss on investments and foreign currency translation       $(2,830,914)
                                                                                -----------
        Net realized and unrealized loss on investments and foreign currency    $(2,459,126)
                                                                                -----------
          Decrease in net assets from operations                                $(1,335,053)
                                                                                ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 1999            DECEMBER 31, 1998
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  1,124,073                  $ 2,130,129
  Net realized (gain) loss on investments and foreign
   currency transactions                                          371,788                      (62,334)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                        (2,830,914)                   1,161,232
                                                             ------------                  -----------
    Increase (decrease) in net assets from operations        $ (1,335,053)                 $ 3,229,027
                                                             ------------                  -----------
Distributions declared to shareholders -
  From net investment income                                 $ (2,491,294)                 $  (492,887)
                                                             ------------                  -----------
Net increase in net assets from Series share transactions    $  2,703,096                  $ 5,170,895
                                                             ------------                  -----------
      Total increase (decrease) in net assets                $ (1,123,251)                 $ 7,907,035
Net assets:
  At beginning of period                                       45,965,502                   38,058,467
                                                             ------------                  -----------
  At end of period (including accumulated undistributed
    net investment income of $660,089 and $2,027,310,
    respectively)                                            $ 44,842,251                  $45,965,502
                                                             ============                  ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                             SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,                      PERIOD ENDED
                                     JUNE 30,       ---------------------------------------------------------     DECEMBER 31,
                                         1999             1998             1997            1996          1995            1994*
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of period  $10.88           $10.21           $10.58          $10.17        $ 9.82           $10.00
                                       ------           ------           ------          ------        ------           ------
Income from investment operations# -
  Net investment income(S)             $ 0.26           $ 0.53           $ 0.61          $ 0.60        $ 0.63           $ 0.17
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                        (0.56)            0.27            (0.73)          (0.19)         0.78            (0.09)
                                       ------           ------           ------          ------        ------           ------
      Total from investment
        operations                     $(0.30)           $0.80           $(0.12)         $ 0.41        $ 1.41           $ 0.08
                                       ------           ------           ------          ------        ------           ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.59)          $(0.13)          $(0.17)         $ --          $(0.42)          $(0.17)
  From net realized gain on
    investments and foreign
    currency transactions                --               --              (0.08)           --            --               --
  In excess of net investment
    income                               --               --               --              --           (0.54)           (0.09)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --               --               --  (+)         --            --               --
  From paid-in capital                   --               --               --              --           (0.10)            --
                                       ------           ------           ------          ------        ------           ------
      Total distributions
        declared to shareholders       $(0.59)          $(0.13)          $(0.25)         $ --          $(1.06)          $(0.26)
                                       ------           ------           ------          ------        ------           ------
Net asset value - end of period        $ 9.99           $10.88           $10.21          $10.58        $10.17           $ 9.82
                                       ======           ======           ======          ======        ======           ======
Total return                          (2.89)%++          7.90%          (1.13)%           4.03%        14.38%            0.79%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                              1.00%+           1.01%            1.00%           1.00%         1.00%            1.00%+
  Net investment income                 4.95%+           5.11%            5.96%           5.84%         6.05%            4.68%+
Portfolio turnover                        75%             270%             335%            361%          211%              62%
Net assets at end of period
  (000 omitted)                       $44,842          $45,966          $38,058         $26,023        $7,424           $2,881

  * For the period from the commencement of the Series' investment operations, June 14, 1994, through December 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Series'
    expenses are calculated without reduction for this expense offset arrangement.
(+) Per share amount was less than $0.01 per share.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

      Net investment income            $ 0.26           $ 0.52           $ 0.59          $ 0.50        $ 0.53           $ 0.16
      Ratios (to average net assets):
        Expenses##                      1.02%+           1.11%            1.15%           2.03%         1.99%            1.10%+
        Net investment income           4.93%+           5.01%            5.81%           4.81%         5.09%            4.58%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Governments Series (the Series), formerly known as MFS(R) World Government Series, is a non-diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 15 series: MFS(R) Bond Series, MFS(R) Capital Opportunites Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Market Equity Series, MFS(R) Global Equity Series, MFS Global Government Series, MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 28 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the date of commencement of Series operations.

Written Options - The Series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a distribution form paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $28,643 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management, distribution, and service fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $349,329.

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES                SALES
------------------------------------------------------------------------------
U.S. government securities                    $16,573,037          $11,389,057
                                              -----------          -----------
Investments (non-U.S. government securities)  $18,450,725          $18,784,876
                                              -----------          -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $46,140,087
                                                                   -----------
Gross unrealized appreciation                                      $   147,991
Gross unrealized depreciation                                       (1,951,930)
                                                                   -----------
    Net unrealized depreciation                                    $(1,803,939)
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                     SIX MONTHS ENDED JUNE 30, 1999        YEAR ENDED DECEMBER 31, 1998
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,289,850      $  13,688,292        3,079,990      $  32,082,673
Shares issued to shareholders in
  reinvestment
  of distributions                       242,343          2,491,294           48,322            492,887
Shares reacquired                     (1,267,499)       (13,476,490)      (2,631,510)       (27,404,665)
                                      ----------      -------------       ----------      -------------
    Net increase                         264,694      $   2,703,096          496,802      $   5,170,895
                                      ==========      =============       ==========      =============

(6) Line of Credit
The Series and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $567. The Series had no borrowings during the period.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                            1999 CALLS                             1999 PUTS
                               -------------------------------------  ------------------------------------
                                   PRINCIPAL AMOUNTS                      PRINCIPAL AMOUNTS
                                        OF CONTRACTS                           OF CONTRACTS
                                       (000 OMITTED)        PREMIUMS          (000 OMITTED)       PREMIUMS
-----------------------------------------------------------------------------------------------------------
Outstanding, beginning of year -
  Hong Kong Dollars                           --         $    --                    16,392      $  53,932
  Japanese Yen                              395,565          31,499                  --           --
  Japanese Yen/Euro                         178,375          21,353                  --           --
Options written -
  Australian Dollars                          6,074          56,646                  3,911         24,590
  British Pounds                              3,443          21,099                  --           --
  Canadian Dollars                            3,147           4,573                  3,258          5,190
  Euro                                        2,303          13,796                  4,122         25,645
  Euro/British Pounds                           739           8,559                    711          3,927
  Japanese Government Bonds                   --            --                     190,000         24,607
  Japanese Yen                            1,924,426         185,550                535,903         37,142
  Swiss Francs/British Pounds                18,878          27,368                  --           --
Options terminated in closing
  transactions -
  Australian Dollars                         (2,389)        (21,673)                (3,911)       (24,590)
  Canadian Dollars                           (3,147)         (4,573)                (3,258)        (5,190)
  Euro                                         --              --                   (4,122)       (25,645)
  Euro/British Pounds                          (739)         (8,559)                  (711)        (3,927)
  Japanese Yen                             (190,243)        (42,073)              (249,203)       (15,052)
  Japanese Yen/Euro                        (178,375)        (21,353)                  --          --
Options expired -
  Australian Dollars                         (1,231)         (7,100)                  --          --
  British Pounds                             (3,443)        (21,099)                  --          --
  Hong Kong Dollars                            --              --                  (16,392)       (53,932)
  Japanese Yen                           (1,213,567)        (85,870)              (286,700)       (22,090)
  Swiss Francs/British Pounds               (18,878)        (27,368)                 --           --
                                                         ----------                             ---------
  Outstanding, end of period                             $  130,775                             $  24,607
                                                         ----------                             ---------
Options outstanding at end of period
  consists of:
  Australian Dollars                          2,454      $   27,873                  --         $ --
  Euro Dollars                                2,303          13,796                  --           --
  Japanese Government Bonds                   --              --                   190,000         24,607
  Japanese Yen                              916,181          89,106                  --           --
                                                         ----------                             ---------
Outstanding, end of period                               $  130,775                             $  24,607
                                                         ==========                             =========

Certain options denominated in foreign currencies have been redenominated in accordance with the Euro conversion.

At June 30, 1999, the Series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                           CONTRACTS TO                           CONTRACTS      APPRECIATION
                  SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Sales                     9/16/99    CAD        274,828        $  188,238        $  186,915         $  1,323
                          9/16/99    CHF      1,286,831           843,768           834,969            8,799
                          9/16/99    DKK      9,353,585         1,329,957         1,303,503           26,454
                          4/25/00    HKD     34,449,018         4,395,218         4,404,333           (9,115)
                          9/16/99    JPY    130,908,882         1,118,880         1,094,578           24,302
                          9/16/99    NZD      3,800,231         2,035,024         2,013,477           21,547
                                                               ----------        ----------         --------
                                                               $9,911,085        $9,837,775         $ 73,310
                                                               ==========        ==========         ========
Purchases                 9/16/99    AUD      1,077,273        $  713,586        $  712,422          $(1,164)
                          9/16/99    JPY    132,474,106         1,119,796         1,107,665          (12,131)
                                                               ----------        ----------         --------
                                                               $1,833,382        $1,820,087         $(13,295)
                                                               ==========        ==========         ========

At June 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $33,586 with Deutsche Bank, $17,549 with C.S. First Boston Bank, and a net payable of $99,593 with Merrill Lynch.

At June 30, 1999, the Series had sufficient cash and/or securities to cover any commitment under these contracts.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VWG-3 8/99 43M